                                 SECOND AMENDMENT TO
                                   CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT is made and dated as of December 31, 1997 (the "Amendment") among PACIFICARE HEALTH SYSTEMS, INC., formerly known as N-T Holdings, Inc., a Delaware corporation (the "Company"), the Banks party to the Credit Agreement referred to below, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as Agent (the "Agent"), and amends that certain Credit Agreement dated as of October 31, 1996, as amended by that certain First Amendment to Credit Agreement dated as of August 15, 1997 (as so amended, the "Credit Agreement").

                                       RECITALS

     WHEREAS, the Company has requested the Agent and the Banks to amend certain provisions of the Credit Agreement, and the Agent and the Banks are willing to do so, on the terms and conditions specified herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1. TERMS. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein.

     2.   AMENDMENT. The Credit Agreement is hereby amended as follows:

          2.1 AMENDMENTS TO SECTION 1.1. The definitions of the terms "Applicable Level" and "Applicable Margin" in Section 1.1 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

          "Applicable Level" means one of the levels set forth below determined by the Senior Unsecured Debt Rating as follows:

               "LEVEL 1" means any period during which the Senior Unsecured Debt Rating is better than or equal to at least two of the following three ratings: (i) A- by S&P and/or (ii) A3 by Moody's and/or (iii) A- by Fitch.

               "LEVEL 2" means any period (other than a Level 1 Period) during which the Senior Unsecured Debt Rating is better than or equal to at least two of the following three ratings: (i) BBB+ by S&P and/or (ii) Baal by Moody's and/or (iii) BBB+ by Fitch.

               "LEVEL 3" means any period (other than a Level 1 Period or Level 2 Period) during which the Senior Unsecured Debt Rating is better than or equal to at least two of the following three ratings: (i) BBB by S&P and/or (ii) Baa2 by Moody's and/or (iii) BBB by Fitch.

               "LEVEL 4" means any period (other than a Level 1 Period, Level 2 Period or Level 3 Period) during which the Senior Unsecured Debt Rating is better than or equal to at least two of the following three ratings: (i) BBB- by S&P and/or (ii) Baa3 by Moody's and/or (iii) BBB- by Fitch.

               "LEVEL 5" means any period (other than a Level 1 Period, Level 2 Period, Level 3 Period or Level 4 Period) during which the Senior Unsecured Debt Rating is better than or equal to at least two of the following three ratings: (i) BB+ by S&P and/or (ii) Bal by Moody's and/or (iii) BB+ by Fitch.

                LEVEL 6" means any period (other than a Level 1 Period, Level 2 Period, Level 3 Period, Level 4 Period or Level 5 Period) during which the Senior Unsecured Debt Rating is better than or equal to at least two of the following three ratings: (i) BB by S&P and/or (ii) Ba2 by Moody's and/or (iii) BB by Fitch.

               "LEVEL 7" means any period (other than a Level 1 Period, Level 2 Period, Level 3 Period, Level 4 Period, Level 5 Period or Level 6 Period) during which the Senior Unsecured Debt Rating is better or equal to at least two of the following three ratings: (i) BB- by S&P and/or (ii) Ba3 by Moody's and/or (iii) BB- by Fitch.

               "LEVEL 8" means any period other than a Level 1 Period, Level 2 Period, Level 3 Period, Level 4 Period, Level 5 Period, Level 6 Period or Level 7 Period.

          For purposes of the foregoing, (a) if the Senior Unsecured Debt Ratings fall within different Levels, the Applicable Level shall be based upon the Level in which the largest number of Senior Unsecured Debt Ratings fall; PROVIDED, that if there shall be no such Level, the highest and the lowest Level shall be excluded and the Applicable Level shall be the remaining Level; (b) if only two Senior Debt Ratings exist and they shall fall within different Levels, the Applicable Level shall be based upon the higher (numerically lower) of the available Levels unless such Levels are more than one Level apart, in which case the Applicable Level shall be one Level higher than the lower Level; (c) if only one Senior Unsecured Debt Rating exists, the Applicable Level shall be based upon the Level in which such rating falls and (d) if no Senior Unsecured Debt Rating shall be available from at least one of S&P, Moody's or Fitch, the Applicable Level shall be Level 8.

          "Applicable Margin" means, in the case of Facility Fees, Base Rate Committed Loans or LIBOR Committed Loans, a rate per annum determined by reference to the Applicable Level as follows:


                    Applicable Base     Applicable LIBOR
 Applicable Level     Rate Margin         Rate Margin        Facility Fee
 ----------------     -----------         -----------        ------------
 Level 1                 0.0%                0.200%              0.100%
 Level 2                 0.0%                0.225%              0.125%
 Level 3                 0.0%                0.250%              0.150%
 Level 4                 0.0%                0.325%              0.175%
 Level 5                 0.0%                0.550%              0.200%

                                          2

 Level 6                 0.0%                0.775%              0.225%
 Level 7                 0.250%              1.250%              0.250%
 Level 8                 0.700%              1.700%              0.300%


          Changes in the Applicable Margin shall take effect (i) in the case of the Applicable LIBOR Rate Margin for LIBOR Loans, at the beginning of the following Interest Period and (ii) otherwise, as of the date of public announcement by S&P. Moody's or Fitch, as applicable.

          2.2 AMENDMENTS TO SECTION 2.9. Section 2.9 of the Credit Agreement is hereby amended by inserting "(a)" immediately after "MANDATORY COMMITMENT REDUCTIONS" and by adding a new subsection (b) thereto reading in its entirety as follows:

          (b) The aggregate Commitments shall automatically and permanently be reduced by an amount equal to the first $350,000,000 of the net cash proceeds received by the Company from the incurrence of any Indebtedness permitted by Section 7.3(d). Such payments shall be applied to the mandatory Commitment reductions set forth in clause (a) above in direct order of application.

          2.3  AMENDMENTS TO SECTION 2.11.

          (a) Clause (a) of Section 2.11 of the Credit Agreement is hereby amended by deleting the phrase "(in the case of LIBOR Loans)" from the fifth and sixth lines thereof.

          (b) Clause (c) of Section 2.11 of the Credit Agreement is hereby amended by inserting "plus the Applicable Base Rate Margin" after the words "Base Rate" in the ninth line thereof.

          2.4  AMENDMENTS TO SECTION 7.7.

          (a) Clause (d) of Section 7.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "(d) from and after December 1, 1997, the Company may repurchase up to $500,000,000 of its Class A capital stock, its Class B capital stock or its preferred stock, PROVIDED, that, immediately after giving effect to such proposed action, there exists no Default or Event of Default;

          (b) Clause (e) of Section 7.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "(e) Intentionally omitted;"

          2.5  AMENDMENT TO SECTION 7.3.

          (a) Clause (b) of Section 7.3 of the Credit Agreement is hereby amended by deleting "on the Closing Date" and substituting therefore "on December 1, 1997."

          (b) Clause (d) of Section 7.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(d) Other unsecured Indebtedness incurred by the Company after December 1, 1997 in an aggregate amount not to exceed $500,000,000; PROVIDED in no event may such Indebtedness have terms more restrictive than those set forth in this Agreement nor may the principal payment dates under such Indebtedness commence prior to March 31, 2002;"

          (c) Clause (h) of Section 7.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(h) Additional Indebtedness of the Company and its Subsidiaries up to but not exceeding an aggregate amount of $100,000,000 at any time outstanding, with not more than $50,000,000 of such amount being attributable to Indebtedness of the Company's Subsidiaries to Persons other than the Company or any other Subsidiary of the Company."

          2.6 AMENDMENT TO SECTION 7.7. Clause (a) of Section 7.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(a) the Company may declare and (i) make dividend payments or other - distributions payable solely in its common stock, and (ii) so long as both before and after giving effect thereto no Default or Event of Default would exist and so long as the aggregate amount of such dividend payments in any Fiscal Year does not exceed $12,000,000, pay current dividends on its Series A Cumulative Convertible Preferred Stock outstanding as of the Effective Date;

          2.7 AMENDMENT TO SECTION 7.10. Section 7.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          7.10 FINANCIAL COVENANTS. The Company shall not permit:

               (a) its Leverage Ratio, as of the end of any fiscal quarter, to exceed (i) 3.0 to 1.00 at any time from completion of the FHP Acquisition through December 31, 1997, (ii) 3.75 to 1.00 from January 1, 1998 through March 31, 1998, (iii) 3.5 to 1.00 from April 1, 1998 through June 30, 1998, (iv) 3.25 to 1.00 from July 1, 1998 through September 30, 1998, and (v) 3.00 to 1.00 at any time thereafter;

               (b) its Fixed Charges Coverage Ratio, as of the end of any fiscal quarter, to be less than (i) 2.00 to 1.00 at any time from completion of the FHP Acquisition through December 31, 1997, (ii) 2.5 to 1.00 from January 1, 1998 through December 31, 1998, (iii) 2.75 to 1.00 from January 1, 1999 through December 31, 1999 and (iv) 3.0 to 1.00 at any time thereafter; or

               (c) its Net Worth, as of the end of any fiscal quarter, to be less than (i) 90% of its Net Worth immediately following completion of the FHP Acquisition, PLUS (ii) 50% of the consolidated net income (without giving effect to any consolidated net losses and after the payment of any dividends on any preferred stock) of the Company and its Subsidiaries for each fiscal quarter beginning after completion of the FHP Acquisition, PLUS (iii) 50% of the Net Equity Proceeds from any equity offering by the Company or any conversion of Series A Cumulative Convertible Preferred Shares after the date hereof, MINUS the aggregate purchase price for all of the Company's Class A capital stock, Class B capital stock and preferred stock repurchased after December 1, 1997.

          The Fixed Charges Coverage Ratio and the Adjusted EBITDA component of the Leverage Ratio shall be calculated on a Combined Basis for the quarters ending before the FHP Acquisition and on a consolidated basis after the FHP Acquisition.

          2.8 AMENDMENT TO SCHEDULE 7.3. Schedule 7.3 of the Credit Agreement is hereby amended and restated to read in its entirety as set forth on Schedule
7.3 attached hereto.

     3. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Banks that, on and as of the date hereof, and after giving effect to this Amendment:

          3.1 AUTHORIZATION. The execution, delivery and performance by the Company of this Amendment has been duly authorized by all necessary corporate action, and this Amendment has been duly executed and delivered by the Company.

          3.2 BINDING OBLIGATION. This Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

          3.3 NO LEGAL OBSTACLE TO AMENDMENT. The execution, delivery and performance by the Company of this Amendment has been duly authorized by all necessary corporate action, and does not and will not:

          (a)  contravene the terms of any of the Company's Organization
     Documents;

          (b) conflict with in any material respect or result in any material breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which the Company is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or its property is subject; or

          (c)  violate any material Requirement of Law.

          3.4 GOVERNMENTAL AUTHORIZATION. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against the Company of this Amendment other than that which has been obtained.

          3.5 INCORPORATION OF CERTAIN REPRESENTATIONS. The representations and warranties of the Company set forth in Article V of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

          3.6 DEFAULT. No Default or Event of Default under the Credit Agreement has occurred and is continuing.

     4. CONDITIONS, EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to Agent in form and substance satisfactory to Agent:

          4.1 AUTHORIZED SIGNATORIES. A certificate, signed by the Secretary or an Assistant Secretary of the Company and dated the date of this Amendment, as to the incumbency of the person or persons authorized to execute and deliver this Amendment and any instrument or agreement required hereunder on behalf of the Company.

          4.2 AUTHORIZING RESOLUTIONS. A certificate, signed by the Secretary or an Assistant Secretary of the Company and dated the date of the Amendment, as to the resolutions of the Company's board of directors authorizing the transactions contemplated by this Amendment.

          4.3 AMENDMENT FEE. Payment to the Agent, for the PRO RATA benefit of each Bank approving this Amendment, of an amendment fee in an amount equal to
 .10 % of the aggregate amount of the Commitments held by the Banks approving this Amendment.

          4.4 GUARANTOR AFFIRMATIONS. Acknowledgment and reaffirmation letters in the form of EXHIBIT A hereto, duly executed by each of the Guarantors.

          4.5 OTHER EVIDENCE. Such other evidence with respect to the Company or any other person as the Agent or any Bank may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with this Amendment and the Agreement and the compliance with the conditions set forth herein.

     5.   MISCELLANEOUS.

          5.1 EFFECTIVENESS OF THE CREDIT AGREEMENT AND THE Notes. Except as hereby expressly amended, the Credit Agreement and the Notes shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

          5.2 WAIVERS. This Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Agent or the Banks thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Banks to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

          5.3 COUNTERPARTS. This Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          5.4 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of California.




     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.



                                        PACIFICARE HEALTH SYSTEMS, INC.,
                                        formerly known as N-T Holdings, Inc.

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------



                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION, as Agent

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, as a Bank

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------



                                        THE CHASE MANHATTAN BANK

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------




                                        CITICORP USA, INC.

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------



                                        THE BANK OF NEW YORK

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------




                                        THE BANK OF NOVA SCOTIA

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

                                        BANQUE NATIONALE DE PARIS

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------


                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------



                                        THE DAI-ICHI KANGYO BANK, LTD.,
                                        LOS ANGELES AGENCY

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------




                                        THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED, LOS ANGELES AGENCY

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------




                                        COOPERATIEVE CENTRALE RAIFFEISEN-
                                        BOERENLEENBANK B.A., "RABOBANK
                                        NEDERLAND" NEW YORK BRANCH

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------


                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

                                        SANWA BANK CALIFORNIA

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------



                                        THE SUMITOMO BANK, LIMITED, LOS
                                        ANGELES BRANCH

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------




                                        WELLS FARGO BANK, N.A.

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------


                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------




                                        BANCA COMMERCIALE ITALIANA
                                        LOS ANGELES FOREIGN BRANCH

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

                                        BANQUE PARIBAS

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------


                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------




                                        CIBC INC.

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------



                                        COMMERZBANK AKTIENGESELLSCHAFT, LOS
                                        ANGELES BRANCH

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------


                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------




                                        CREDIT LYONNAIS NEW YORK BRANCH

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

                                        CREDIT SUISSE FIRST BOSTON

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------


                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------




                                        THE FIRST NATIONAL BANK OF CHICAGO

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------




                                        THE FUJI BANK, LIMITED

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------




                                        MELLON BANK, N.A.

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------




                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION, LOS ANGELES AGENCY

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

                                        PNC BANK, N.A.

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------




                                        THE SAKURA BANK, LTD., LOS ANGELES
                                        AGENCY

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------




                                        SOCIETE GENERALE

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------




                                        THE TOKAI BANK, LIMITED,
                                        LOS ANGELES AGENCY

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------




                                        UNION BANK OF CALIFORNIA, N.A.

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

                                        THE SANWA BANK, LIMITED,
                                        LOS ANGELES BRANCH

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------